Critical accounting judgements and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2023
Disclosure of changes in accounting estimates [abstract]
Critical accounting judgements and key sources of estimation uncertainty

3. Critical accounting judgements and key sources of estimation uncertainty
In preparing the financial statements, management is required to make judgements about when or how items should be recognised in the financial statements and estimates and assumptions that affect the amounts of assets, liabilities, revenue and expenses reported in the financial statements. Actual amounts and results could differ from those estimates. The following are considered to be the critical accounting judgements and key sources of estimation uncertainty.
Turnover
Reported Group turnover for 2023 was £30,328 million (2022: £29,324 million).
Estimates
Gross turnover is reduced by rebates, discounts, allowances and product returns given or expected to be given, which vary by product arrangements and buying groups. These arrangements with purchasing organisations are dependent upon the submission of claims some time after the initial recognition of the sale. Accruals are made at the time of sale for the estimated rebates, discounts or allowances payable or returns to be made, based on available market information and historical experience.
Sales of pharmaceutical and vaccine products in the US have complex arrangements for rebates, discounts and allowances. Turnover of Commercial Operations products in the US for 2023 of £15,820 million (2022: £14,542 million) was after recording deductions of £16,539 million (2022: £15,272 million) for rebates, allowances, returns and other discounts. At 31 December 2023, the total accrual amounted to £5,951 million (2022: £5,855 million). Due to the nature of these accruals it is not practicable to give meaningful sensitivity estimates due to the large volume of variables that contribute to the overall rebates, chargebacks, returns and other revenue accruals.
As there can be significant variability in final outcomes, the Group applies a constraint when measuring the variable element within revenue, so that revenue is recognised at a suitably cautious amount. The objective of the constraint is to ensure that it is highly probable that a significant reversal of revenue will not occur when the uncertainties are resolved. The constraint is applied by making suitably cautious estimates of the inputs and assumptions used in estimating the variable consideration. Because the amounts are estimated they may not fully reflect the final outcome, and the amounts are subject to change dependent upon, amongst other things, the types of buying group and product sales mix. The constraints applied in recognising revenue mean that the risk of a material downward adjustment to revenue in the next financial year is low.
The level of accrual for rebates and returns is reviewed and adjusted regularly in the light of contractual and legal obligations, historical trends, past experience and projected market conditions. Market conditions are evaluated using wholesaler and other third-party analyses, market research data and internally generated information. It is reasonably possible that there could be a significant adjustment within the next 12 months to recognise additional revenue, if actual outcomes are better than the cautious constrained estimates.

Revenue is not recognised in full until it is highly probable that a significant reversal in the amount of cumulative revenue recognised will not occur. The amount of turnover recognised in the year from performance obligations satisfied in previous periods is set out in Note 6, ‘Turnover and segment information’, and is an indication of the level of sensitivity in the estimate.
Future events could cause the assumptions on which the accruals are based to change, which could materially affect the future results of the Group.
Taxation
The tax charge for the year was £756 million (2022: £707 million). At 31 December 2023, current tax payable was £500 million (2022: £471 million), non-current corporation tax payable was £75 million (2022: £127 million) and current tax recoverable was £373 million (2022: £405 million).
Judgement and estimates
The Group has open tax issues with a number of revenue authorities. Management makes a judgement of whether there is sufficient information to be able to make a reliable estimate of the outcome of the dispute. If insufficient information is available, no provision is made.
If sufficient information is available, in estimating a potential tax liability GSK applies a risk-based approach which takes into account, as appropriate, the probability that the Group would be able to obtain compensatory adjustments under international tax treaties. These estimates take into account the specific circumstances of each dispute and relevant external advice, are inherently judgemental and could change substantially over time as each dispute progresses and new facts emerge.
At 31 December 2023, the Group had recognised provisions of £584 million in respect of uncertain tax positions (2022: £551 million). Due to the number of uncertain tax positions held and the number of jurisdictions to which these relate, it is not practicable to give meaningful sensitivity estimates. No uncertain tax position is individually material to the Group.
Factors affecting the tax charge in future years are set out in Note 14, ‘Taxation’. GSK continues to believe that it has made adequate provision for the liabilities likely to arise from open assessments. Where open issues exist, the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of negotiations with the relevant tax authorities or, if necessary, litigation proceedings.
Legal and other disputes
Legal costs for the year were £271 million (2022: £144 million). At 31 December 2023 provisions for legal and other disputes amounted to £267 million (2022: £218 million).
Judgement
Management makes a judgement of whether there is sufficient information to be able to make a reliable estimate of the likely outcome of the dispute and the legal and other expenses arising from claims against the Group. If insufficient information is available, no provision is made and disclosure of the claim is given.
The estimated provisions take into account the specific circumstances of each dispute and relevant external advice, are inherently judgemental and could change substantially over time as each dispute progresses and new facts emerge. Details of the status and various uncertainties involved in the significant unresolved disputes are set out in Note 47, ‘Legal proceedings’.
The company’s Directors, having taken legal advice, have established provisions after taking into account the relevant facts and circumstances of each matter and in accordance with accounting requirements. In respect of product liability claims related to certain products, there is sufficient history of claims made and settlements to enable management to make a reliable estimate of the provision required to cover unasserted claims.
The Group may become involved in legal proceedings, in respect of which it is not possible to meaningfully assess whether the outcome will result in a probable outflow, or to quantify or reliably estimate the liability. In these cases, appropriate disclosure about such cases would be provided, but no provision would be made and no contingent liability can be quantified.
The ultimate liability for legal claims may vary from the amounts provided and is dependent upon the outcome of litigation proceedings, investigations and possible settlement negotiations. The position could change over time and, therefore, there can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed the amount of the provisions reported in the Group’s financial statements by a material amount.
Contingent consideration
The 2023 income statement charge for contingent consideration was £768 million (2022: £1,645 million).
At 31 December 2023, the liability for contingent consideration amounted to £6,662 million (2022: £7,068 million). Of this amount, £5,718 million (2022: £5,890 million) related to the acquisition of the former Shionogi-ViiV Healthcare joint venture in 2012.
Estimates
Any contingent consideration included in the consideration payable for a business combination is recorded at fair value at the date of acquisition. These fair values are generally based on risk-adjusted future cash flows discounted using appropriate post-tax discount rates. The fair values are reviewed on a regular basis, and any changes are reflected in the income statement. See Note 33, ‘Contingent consideration liabilities’.

Pensions and other post-employment benefits
Judgement
Where a surplus on a defined benefit scheme arises, or there is potential for a surplus to arise from committed future contributions, the rights of the Trustees to prevent the Group obtaining a refund of that surplus in the future are considered in determining whether it is necessary to restrict the amount of the surplus that is recognised. Three UK schemes are in surplus (2022: two UK schemes), with a combined surplus of £457 million at 31 December 2023 (2022: £109 million). There are further recognised pension surpluses totalling £177 million spread across five countries (2022: £120 million across five countries). GSK has made the judgement that these amounts meet the requirements of recoverability.
Estimates
The costs of providing pensions and other post-employment benefits are assessed on the basis of assumptions selected by management. These assumptions include future earnings and pension increases, discount rates, expected long-term rates of return on assets and mortality rates, and are disclosed in Note 31, ‘Pensions and other post-employment benefits’.
Discount rates are derived from AA rated corporate bond yields except in countries where there is no deep market in corporate bonds where government bond yields are used. A sensitivity analysis is provided in Note 31, ‘Pensions and other post-employment benefits’, a 0.25% reduction in the discount rate would lead to an increase in the net pension deficit of approximately £391 million and an increase in the annual pension cost of approximately £18 million. Similarly, a 0.25% increase in the discount rate would lead to a decrease in the net pension deficit of approximately £373 million and a decrease in the annual pension cost of approximately £18 million.
A 0.75% reduction in the discount rate would lead to an increase in the net pension deficit of approximately £1,231 million and an increase in the annual pension cost of approximately £51 million. Similarly, a 0.75% increase in the discount rate would lead to a decrease in the net pension deficit of approximately £1,071 million and a decrease in the annual pension cost of approximately £58 million. The selection of different assumptions could affect the future results of the Group.